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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 4, 2004




                         FAMOUS DAVE'S OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                      0-21625                  41-1782300
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             8091 Wallace Road, Eden Prairie, MN               55344
           (Address of principal executive offices)          (Zip Code)


                                 (952) 294-1300
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On June 4, 2004, Famous Dave's of America, Inc. issued a press release announcing that it repurchased 200,000 shares of its common stock from its founder and former Chairman of the Board Dave Anderson at a price of $7.80 per share. The purchase was completed under the Company's ongoing share repurchase program. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Famous Dave's of America, Inc. Press Release dated June 4, 2004.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FAMOUS DAVE'S OF AMERICA, INC.


Date: June 7, 2004                         By: /s/ DIANA G. PURCEL
                                               ---------------------------------
                                               Name:  Diana G. Purcel
                                               Title: Vice President, Chief
                                                      Financial Officer and
                                                      Secretary